UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2011

RADIANT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-22065	11-2749765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3925 Brookside Parkway, Alpharetta, Georgia		30022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (770) 576-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On February 25, 2011, Philip J. Hickey, Jr. was elected to the board of directors (the “Board”) of Radiant Systems, Inc., a Georgia corporation (the “Company”), to serve as a director for a term expiring at the 2011 annual meeting of shareholders, as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 3, 2011 (the “Current Report”).

This Amendment No. 1 to the Current Report is being filed to report that on April 8, 2011, the board of directors appointed Mr. Hickey to serve on the Audit Committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIANT SYSTEMS, INC.

By:	/s/ JOHN H. HEYMAN
Name:	John H. Heyman
Title:	Chief Executive Officer

Dated: April 13, 2011